EXHIBIT 99.1

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

BANK OF HAWAII CORPORATION

EXHIBIT TO CURRENT REPORT ON
FORM 8-K DATED October 27, 2003

Commission File Number 1-6887

Bank of Hawaii Corporation Third Quarter 2003 Financial Results

•                  Diluted Earnings Per Share Increases to $0.61

•                  Net Income Increases to $36.7 Million for the Quarter

•                  Board of Directors Increases Quarterly Dividend 58% to $0.30 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (October 27, 2003) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.61 for the third quarter of 2003, up 27.1 percent from diluted earnings per share of $0.48 in the second quarter of 2003 and up 41.9 percent from $0.43 in the third quarter last year.  Net income for the quarter was $36.7 million, up 22.2 percent from $30.0 million in the previous quarter and up 21.5 percent from $30.2 million in the same quarter last year.

The return on average assets for the third quarter of 2003 was 1.53 percent, up from 1.27 percent in the second quarter of 2003 and up from 1.22 percent in the third quarter of 2002.  The return on average equity was 16.69 percent during the quarter, up 29.1 percent from 12.93 percent in the previous quarter and up 60.5 percent from 10.40 percent in the same quarter last year.

“I am pleased by the Company’s third quarter financial results,” said Michael E. O’Neill, Chairman, CEO and President.  “Our credit quality measures continued to improve, our margin increased, total revenue was up and our expenses are coming down.  The Hawaii economy is strengthening and, importantly, our businesses are growing.  This gives us the confidence to increase our quarterly dividend from $0.19 per share to $0.30 per share.”

For nine months ended September 30, 2003, net income was $96.5 million, up $4.2 million or 4.6 percent from net income of $92.3 million for the same period last year.  Diluted earnings per share were $1.56 for the first nine months of 2003, up 23.8 percent from diluted earnings per share of $1.26 for the comparable period last year.  The year-to-date return on average assets was 1.37 percent, up from 1.22 percent for the same nine months in 2002.  The year-to-date return on average equity was 13.95 percent, up from 10.10 percent for the nine-month period ended September 30, 2002.

Financial Highlights

Net interest income for the third quarter of 2003 on a fully taxable equivalent basis was $91.1 million, up $0.6 million from the second quarter of 2003 and down $1.1 million from net interest income of $92.2 million in the third quarter of 2002.  The decrease in net interest income from the previous year was largely due to reductions in interest rates.  An analysis of the change in net interest income is included in Table 6.

The net interest margin was 4.15 percent for the third quarter of 2003, a 3 basis point increase from 4.12 percent in the previous quarter and a 12 basis point increase from 4.03 percent in the same quarter last year.

The Company did not recognize a provision for loan and lease losses during the third quarter of 2003 and has not recorded a provision for the last five quarters.  The allowance for loan and lease losses was reduced $5.3 million from June 30, 2003, which equaled the amount of net charge-offs for the third quarter of 2003.

Non-interest income was $53.8 million for the quarter, an increase of $3.1 million or 6.0 percent compared to non-interest income of $50.7 million in the second quarter of 2003.  This improvement was primarily due to a prepayment penalty on a commercial real estate loan and higher insurance income.  Non-interest income was up $6.8 million, or 14.4 percent from non-interest income of $47.0 million in the third quarter of 2002.  The improvement from the prior year quarter was largely due to higher levels of service charge and fee income, growth in insurance revenue and increased mortgage banking income.

Non-interest expense was $88.9 million in the third quarter of 2003, including $4.4 million in systems replacement costs.  Non-interest expense for the second quarter of 2003 included $10.1 million in systems replacement costs.  Excluding these costs, non-interest expense was $84.5 million in the third quarter of 2003, down $0.8 million compared to the previous quarter as reductions in salary and equipment expenses related to the systems replacement project were partially offset by a contribution to the Bank of Hawaii Charitable Foundation.  Non-interest expense for the third quarter of 2002 included $6.6 million in systems replacement costs.  Excluding these costs, non-interest expense decreased $0.6 million from the same quarter last year.

The efficiency ratio was 61.3 percent for the third quarter of 2003.  Excluding systems replacement costs, the efficiency ratio was 58.3 percent, a significant improvement compared to 60.4 percent in the previous quarter and 61.2 percent in the same quarter last year.  For the nine-month period ended September 30, 2003, the efficiency ratio, excluding systems replacement and net restructuring costs was 59.9 percent compared to 61.7 percent in the comparable period last year.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury and Other Corporate.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Previously reported results have been reclassified to conform to current methodology for allocating interest income among the segments.  Business segment performance details are summarized in Tables 11 and 11a.

Asset Quality

Bank of Hawaii Corporation’s credit quality continued to improve during the third quarter of 2003.  Non-performing assets were $40.1 million at the end of the quarter, a decrease of $1.9 million, or 4.5 percent, from non-performing assets of $42.0 million at the end of the previous quarter.  Non-performing assets declined $23.2 million, or 36.7 percent compared to $63.3 million at the end of the third quarter last year.  At September 30, 2003 the ratio of non-performing assets to total loans and foreclosed real estate was 0.72 percent compared with 0.77 percent at June 30, 2003 and 1.20 percent at September 30, 2002.

Non-accrual loans were $31.4 million at September 30, 2003, a reduction of $1.3 million, or 4.0 percent, from $32.7 million at June 30, 2003 and down $14.3 million, or 31.3 percent, from $45.7 million at September 30, 2002.  Non-accrual loans as a percentage of total loans were 0.56 percent at September 30, 2003, down from 0.60 percent at the end of the previous quarter and down from 0.87 percent at the end of the comparable quarter last year.

Net charge-offs during the third quarter of 2003 were $5.3 million, or 0.38 percent (annualized) of total average loans, up from $2.1 million, or 0.15 percent (annualized) of total average loans in the second quarter of 2003.  The increase in net charge-offs from the previous quarter was largely due to $3.6 million in net charge-offs, primarily consumer loans, remaining from the Pacific Island branches closed last year.  Net charge-offs during the third quarter of 2002 were $4.5 million, or 0.33 percent (annualized) of total average loans.  Net charge-offs for the first nine months of 2003 were $10.2 million, or 0.25 percent (annualized) of total average loans, a decrease from $16.1 million, or 0.39 percent (annualized) of total average loans in the comparable period last year.

The allowance for loan and lease losses was $132.7 million at September 30, 2003.  The ratio of the allowance for loan and lease losses to total loans was 2.38 percent at September 30, 2003 down from 2.52 percent at June 30, 2003 and down from 2.94 percent at September 30, 2002.

Concentrations of credit exposure to selected components of the portfolio are summarized in Table 7.

Other Financial Highlights

Total assets were $9.4 billion at September 30, 2003, down slightly from total assets of $9.5 billion at December 31, 2002 and down from total assets of $9.7 billion at September 30, 2002.  Total assets were down $180 million from June 30, 2003.  The decrease from the prior periods was largely due to net loan growth that was offset by reductions in short-term investments as excess liquidity was utilized for share repurchases.

Total deposits at September 30, 2003 were $7.1 billion, up $182 million from December 31, 2002 and up $474 million from September 30, 2002 primarily due to continued growth in demand and savings deposits.  Total deposits decreased slightly from June 30, 2003.

During the third quarter of 2003, Bank of Hawaii Corporation repurchased 3.1 million shares of common stock at a total cost of $103.5 million under the share repurchase program.  The average cost per share was $33.85 during the quarter.  From the beginning of the share repurchase program in July 2001 through September 30, 2003, the Company had repurchased a total of 28.2 million shares and returned a total of $790.8 million to the shareholders at an average cost of $28.02 per share.  Through October 24, 2003, the Company repurchased an additional 0.2 million shares of common stock at a cost of $35.62 per share.  Remaining buyback authority, which was increased in September 2003, was $202.7 million at October 24, 2003.

The Company’s capital and liquidity remains exceptionally strong.  At September 30, 2003 the Tier 1 leverage ratio was 8.52 percent compared to 9.29 percent at June 30, 2003 and 11.07 percent at September 30, 2002.

Dividend Increase

The Company’s Board of Directors declared an increased quarterly cash dividend of $0.30 per share on the Company’s outstanding shares.  The dividend will be payable on December 12, 2003 to shareholders of record at the close of business on November 21, 2003.

Information Technology Systems Replacement Project

Bank of Hawaii Corporation completed the conversion of its core computer hardware and software systems to the Metavante platform on July 7, 2003 and has been successfully operating on Metavante since the conversion.  In connection with this project, the Company incurred transition charges of $35.5 million over the five-quarter conversion period that ended during the third quarter of 2003 and all costs have been incurred as of September 30, 2003.  Costs totaling $4.4 million were recognized during the third quarter of 2003.  The lower cost platform is expected to provide annual cost savings of over $17 million compared to second quarter 2002 technology expense levels.  Additional details on this project may be found in Table 10.

Economic Update

The Hawaii economy remained strong during the third quarter of 2003.  The construction and real estate investment sectors continued to surge over the summer months, especially in the neighbor island residential markets.  Tourism, as measured by passenger arrivals, also increased during the quarter.  August 2003 was a record month for Hawaii tourism.  Hawaii’s seasonally-adjusted unemployment increased slightly to 4.3 percent in August, while nonagricultural payrolls rose more than 2 percent in August 2003 from the prior year level.  For more economic information, visit the Company’s web site http://www.boh.com/econ/.

Earnings Outlook

The Company now believes that its earnings for 2003 should exceed the previously published earnings guidance of $131 million.  Based on current conditions, the Company does not expect to record a provision for loan and lease losses in 2003.  However, the actual amount of the provision for loan and lease losses depends on determinations of credit risk that are made near the end of each quarter.  Earnings per share and return on equity projections continue to be dependent upon the terms and timing of share repurchases.

Conference Call Information

The Company will review its third quarter 2003 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is (800) 915-4836 in the United States or (973) 317-5319 for international callers.  No confirmation code is required to access the call.  A replay will be available for one week beginning at 10:00 a.m. Hawaii Time (3:00 p.m. Eastern Time) on Monday, October 27, 2003 by calling (800) 428-6051 in the United States or (973) 709-2089 for international callers and entering the number 273140 when prompted.  A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

This news release contains forward-looking statements concerning, among other things, the economic environment in our service area, the expected level of loan loss provisioning, anticipated costs and annual savings of our information technology systems replacement project, and anticipated dividends, revenues and expenses during the remainder of 2003.  We believe the assumptions underlying our forward-looking statements are reasonable.  However, any of the assumptions could prove to be inaccurate and actual results may differ materially from those projected for a variety of reasons, including, but not limited to: 1) unanticipated changes in business and economic conditions, the competitive environment, fiscal and monetary policies, or legislation in Hawaii and the other markets we serve; 2) changes in our credit quality or risk profile which may increase or decrease the required level of allowance for loan and lease losses; 3) changes in market interest rates that may deteriorate our credit markets and ability to maintain our net interest margin; 4) changes to the amount and timing of our proposed equity repurchases; 5) inability to achieve expected benefits of our information technology systems replacement project and other business process changes due to adverse changes in implementation processes or costs, operational savings, or timing; 6) actions by the United States military and real or threatened terrorist activity affecting business conditions; and 7) adverse weather and other natural conditions impacting our and our customers’ operations.  We do not undertake any obligation to update any forward-looking statements to reflect later events or circumstances.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Highlights (Unaudited)	Table 1

(dollars in thousands except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Earnings Highlights and Performance Ratios	2003	2002 (1)	2003	2002 (1)

Net Income	$36,687	$30,200	$96,522	$92,272
Basic Earnings Per Share	0.64	0.44	1.63	1.30
Diluted Earnings Per Share	0.61	0.43	1.56	1.26
Cash Dividends	10,887	12,197	33,819	38,442
Return on Average Assets	1.53%	1.22%	1.37%	1.22%
Return on Average Equity	16.69%	10.40%	13.95%	10.10%
Net Interest Margin	4.15%	4.03%	4.19%	3.97%
Efficiency Ratio	61.34%	65.90%	65.06%	63.68%
Efficiency Ratio excluding ITSRP and Restructuring Costs	58.34%	61.18%	59.88%	61.68%

	September 30,
Statement of Condition Highlights and Performance Ratios	2003	2002 (1)

Total Assets	$9,370,755	$9,702,700
Net Loans	5,437,730	5,104,857
Total Deposits	7,102,116	6,627,673
Total Shareholders’ Equity	823,760	1,100,706

Book Value Per Common Share	$14.71	$16.67
Allowance / Loans Outstanding	2.38%	2.94%
Average Equity / Average Assets	9.82%	12.10%
Employees (FTE)	2,764	2,934
Branches and offices	89	97

Market Price Per Share of Common Stock for the Quarter Ended:
Closing	$33.58	$27.90
High	$35.55	$30.00
Low	$32.92	$22.79

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands except per share amounts)	2003	2002 (1)	2003	2002 (1)
Interest Income
Interest and Fees on Loans and Leases	$82,715	$89,335	$254,442	$280,421
Income on Investment Securities — Held to Maturity	6,407	3,963	11,773	13,652
Income on Investment Securities — Available for Sale	16,483	26,175	58,761	80,173
Deposits	1,179	5,384	3,647	16,442
Funds Sold	248	914	1,834	2,669
Other	1,032	1,575	3,237	4,302
Total Interest Income	108,064	127,346	333,694	397,659
Interest Expense
Deposits	10,284	20,547	38,040	66,691
Security Repurchase Agreements	1,947	7,039	6,580	25,588
Funds Purchased	271	299	695	775
Short-Term Borrowings	26	334	75	1,272
Long-Term Debt	4,431	6,946	15,714	23,320
Total Interest Expense	16,959	35,165	61,104	117,646
Net Interest Income	91,105	92,181	272,590	280,013
Provision for Loan and Lease Losses	—	—	—	11,616
Net Interest Income After Provision for Loan and Lease Losses	91,105	92,181	272,590	268,397
Non-Interest Income
Trust and Asset Management	12,511	13,655	38,237	42,648
Mortgage Banking	5,888	3,669	12,232	14,468
Service Charges on Deposit Accounts	8,901	7,925	26,496	24,291
Fees, Exchange, and Other Service Charges	16,034	13,114	42,496	38,631
Investment Securities Gains	639	—	1,809	3
Insurance	3,988	2,677	10,083	7,839
Other	5,830	5,997	17,930	20,100
Total Non-Interest Income	53,791	47,037	149,283	147,980
Non-Interest Expense
Salaries	36,873	37,994	112,564	115,065
Pensions and Other Employee Benefits	8,858	7,377	27,307	26,764
Net Occupancy Expense	9,806	9,597	29,047	28,511
Net Equipment Expense	7,301	10,058	26,257	30,176
Restructuring and Other Related Costs	—	—	—	1,979
Information Technology Systems Replacement Project	4,349	6,576	21,871	6,576
Other	21,690	20,141	57,425	63,465
Total Non-Interest Expense	88,877	91,743	274,471	272,536
Income Before Income Taxes	56,019	47,475	147,402	143,841
Provision for Income Taxes	19,332	17,275	50,880	51,569
Net Income	$36,687	$30,200	$96,522	$92,272
Basic Earnings Per Share	$0.64	$0.44	$1.63	$1.30
Diluted Earnings Per Share	$0.61	$0.43	$1.56	$1.26
Dividends Declared Per Share	$0.19	$0.19	$0.57	$0.73
Basic Weighted Average Shares	57,195,570	67,893,086	59,337,319	71,148,663
Diluted Weighted Average Shares	59,961,823	69,910,264	61,911,794	73,158,354

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

(dollars in thousands)	September 30, 2003	December 31, 2002	September 30, 2002 (1)
Assets
Interest-Bearing Deposits	$208,712	$549,978	$1,019,823
Investment Securities — Held to Maturity (Market Value of $749,036, $236,016 and $286,526, respectively)	754,659	229,720	277,856
Investment Securities — Available for Sale	2,027,062	2,287,201	2,241,106
Funds Sold	—	195,000	95,000
Loans Held for Sale	23,144	40,118	30,863
Loans	5,570,405	5,359,004	5,259,332
Allowance for Loan and Lease Losses	(132,675)	(142,853)	(154,475)
Net Loans	5,437,730	5,216,151	5,104,857
Total Earning Assets	8,451,307	8,518,168	8,769,505
Cash and Non-Interest Bearing Deposits	329,705	374,352	331,786
Premises and Equipment	163,277	176,969	182,230
Customers’ Acceptance Liability	1,077	2,680	1,106
Accrued Interest Receivable	33,210	36,722	38,839
Foreclosed Real Estate	8,757	9,434	17,568
Mortgage Servicing Rights	23,266	28,820	29,911
Goodwill	36,216	36,216	36,216
Other Assets	323,940	333,057	295,539
Total Assets	$9,370,755	$9,516,418	$9,702,700
Liabilities
Domestic Deposits
Non-Interest Bearing Demand	$1,846,030	$1,719,633	$1,593,766
Interest Bearing Demand	1,266,530	1,169,128	1,042,937
Savings	2,760,418	2,535,219	2,403,209
Time	1,178,213	1,461,780	1,549,693
Foreign Deposits
Time Due to Banks	20,832	1,130	4,387
Other Savings and Time	30,093	33,271	33,681
Total Deposits	7,102,116	6,920,161	6,627,673
Securities Sold Under Agreements to Repurchase	646,890	735,621	1,089,287
Funds Purchased	90,520	64,467	116,775
Current Maturities of Long-Term Debt	96,757	114,781	122,945
Short-Term Borrowings	14,796	33,420	17,941
Banker’s Acceptances Outstanding	1,077	2,680	1,106
Retirement Benefits Payable	63,281	61,385	38,317
Accrued Interest Payable	7,207	13,731	21,870
Taxes Payable	195,628	196,813	191,519
Other Liabilities	101,179	82,596	87,736
Long-Term Debt	227,544	275,004	286,825
Total Liabilities	8,546,995	8,500,659	8,601,994
Shareholders’ Equity
Common Stock ($.01 par value); authorized 500,000,000 shares; issued / outstanding: September 2003 — 81,568,791 / 55,985,364; December 2002 — 81,294,730 / 63,015,442; September 2002 — 81,310,042 / 66,048,072	807	806	806
Capital Surplus	385,694	372,192	371,098
Accumulated Other Comprehensive Income (Loss)	(2,799)	11,659	26,038
Retained Earnings	1,177,459	1,115,910	1,100,016
Deferred Stock Grants	(7,466)	(1,424)	(2,886)
Treasury Stock, at Cost (Shares: September 2003 — 25,583,427; December 2002 — 18,279,288; September 2002 — 15,261,970)	(729,935)	(483,384)	(394,366)
Total Shareholders’ Equity	823,760	1,015,759	1,100,706
Total Liabilities and Shareholders’ Equity	$9,370,755	$9,516,418	$9,702,700

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

(dollars in thousands)		Total	Common Stock	Capital Surplus	Accum. Other Compre- hensive Income (Loss)	Retained Earnings	Deferred Stock Grants	Treasury Stock	Compre- hensive Income

Balance at December 31, 2002		$1,015,759	$806	$372,192	$11,659	$1,115,910	$(1,424)	$(483,384)
Comprehensive Income:
Net Income		96,522	—	—	—	96,522	—	—	$96,522
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities		(14,458)	—	—	(14,458)	—	—	—	(14,458)
Total Comprehensive Income									$82,064

Common Stock Issued:
26,311	Retirement Savings Plan	860	—	269	—	—	—	591
775,872	Stock Option Plan	18,227	—	2,930	—	(1,154)	(817)	17,268
67,510	Dividend Reinvestment Plan	2,205	—	696	—	—	—	1,509
7,174	Directors’ Restricted Shares and Deferred Compensation Plan	54	1	237	—	—	—	(184)
266,400	Employees’ Restricted Shares	4,145	—	9,370	—	—	(5,225)	—
Treasury Stock Purchased (8,166,579 shares)		(265,735)	—	—	—	—	—	(265,735)
Cash Dividends Paid		(33,819)	—	—	—	(33,819)	—	—
Balance at September 30, 2003		$823,760	$807	$385,694	$(2,799)	$1,177,459	$(7,466)	$(729,935)

Balance at December 31, 2001		$1,247,012	$806	$367,672	$22,761	$1,055,424	$(7,637)	$(192,014)
Comprehensive Income:
Net Income		92,272	—	—	—	92,272	—	—	$92,272
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities		3,859	—	—	3,859	—	—	—	3,859
Foreign Currency Translation Adjustment		(582)	—	—	(582)	—	—	—	(582)
Total Comprehensive Income									$95,549

Common Stock Issued:
33,402	Retirement Savings Plan	933	—	196	—	—	—	737
1,369,679	Stock Option Plan	27,895	—	4,022	—	(9,236)	(233)	33,342
77,270	Dividend Reinvestment Plan	2,152	—	439	—	(2)	—	1,715
4,101	Directors’ Restricted Shares and Deferred Compensation Plan	44	—	117	—	—	—	(73)
(71,300)	Employees’ Restricted Shares	3,636	—	(1,348)	—	—	4,984	—
Treasury Stock Purchased (8,581,000 shares)		(238,073)	—	—	—	—	—	(238,073)
Cash Dividends Paid		(38,442)	—	—	—	(38,442)	—	—
Balance at September 30, 2002		$1,100,706	$806	$371,098	$26,038	$1,100,016	$(2,886)	$(394,366)

Bank of Hawaii Corporation and Subsidiaries
Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5

	Three Months Ended September 30, 2003			Three Months Ended June 30, 2003			Three Months Ended (1) September 30, 2002			Nine Months Ended September 30, 2003
(dollars in millions)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earning Assets
Interest Bearing Deposits	$224.7	$1.2	2.08%	$212.4	$1.2	2.19%	$1,142.3	$5.4	1.87%	$230.2	$3.7	2.12%
Funds Sold	102.4	0.3	0.97	267.3	0.9	1.23	210.2	0.9	1.74	206.2	1.8	1.19
Investment Securities
Held to Maturity	675.1	6.4	3.82	324.8	3.1	3.85	296.9	4.1	5.45	402.4	11.9	3.94
Available for Sale	2,090.6	16.5	3.15	2,316.9	19.8	3.42	2,009.5	26.2	5.21	2,224.5	58.8	3.52
Loans Held for Sale	52.2	0.7	5.45	81.6	1.1	5.43	40.0	0.6	6.24	48.1	1.9	5.40
Loans and Lease Financing
Commercial and Industrial	862.8	10.8	4.95	834.6	10.0	4.81	978.0	12.8	5.19	861.2	31.3	4.86
Construction	87.8	0.9	4.26	83.0	0.9	4.50	147.7	2.1	5.57	95.3	3.3	4.65
Commercial Mortgage	670.6	9.4	5.56	682.5	10.1	5.93	571.5	9.8	6.84	650.6	28.6	5.87
Residential Mortgage	2,298.8	36.2	6.30	2,295.1	37.3	6.50	2,333.9	40.5	6.94	2,281.1	111.2	6.50
Installment	558.6	12.8	9.09	535.6	13.6	10.18	406.8	11.3	11.01	532.2	39.2	9.85
Home Equity	448.1	5.6	4.99	442.7	5.6	5.06	411.3	5.9	5.70	441.8	16.9	5.11
Purchased Home Equity	132.6	0.7	2.20	162.3	2.0	4.96	—	—	—	158.2	5.3	4.51
Lease Financing	487.2	5.6	4.52	482.6	5.3	4.42	500.8	6.3	4.98	488.5	16.7	4.58
Total Loans and Lease Financing	5,546.5	82.0	5.89	5,518.4	84.8	6.16	5,350.0	88.7	6.60	5,508.9	252.5	6.12
Other	76.1	1.0	5.38	75.3	1.0	5.41	99.6	1.5	6.28	75.3	3.2	5.75
Total Earning Assets	8,767.6	108.1	4.91	8,796.7	111.9	5.09	9,148.5	127.4	5.55	8,695.6	333.8	5.12
Cash and Non-interest Bearing Deposits	333.2			325.6			300.2			330.1
Other Assets	399.2			385.9			355.7			392.3
Total Assets	$9,500.0			$9,508.2			$9,804.4			$9,418.0

Interest Bearing Liabilities
Interest Bearing Deposits
Domestic Deposits
Demand	$1,242.7	$0.5	0.15%	$1,164.8	$0.7	0.25%	$1,021.5	$0.9	0.37%	$1,185.9	$1.9	0.22%
Savings	2,754.6	3.4	0.49	2,744.1	4.5	0.65	2,360.7	8.1	1.35	2,702.8	12.5	0.62
Time	1,249.9	6.3	2.01	1,401.4	8.1	2.31	1,600.0	11.4	2.82	1,364.2	23.4	2.30
Total Domestic Deposits	5,247.2	10.2	0.77	5,310.3	13.3	1.00	4,982.2	20.4	1.62	5,252.9	37.8	0.96
Foreign Deposits
Time Due to Banks	5.3	—	—	—	—	—	9.6	—	—	2.1	—	—
Other Time and Savings	33.6	0.1	0.63	30.3	0.1	0.91	38.3	0.2	1.68	31.5	0.2	0.91
Total Foreign Deposits	38.9	0.1	0.78	30.3	0.1	0.91	47.9	0.2	1.59	33.6	0.2	0.92
Total Interest Bearing Deposits	5,286.1	10.3	0.77	5,340.6	13.4	1.00	5,030.1	20.6	1.62	5,286.5	38.0	0.96
Short-Term Borrowings	827.8	2.3	1.08	810.2	2.6	1.30	1,301.3	7.7	2.34	763.3	7.4	1.29
Long-Term Debt	325.7	4.4	5.40	371.5	5.4	5.85	451.6	6.9	6.10	362.3	15.7	5.80
Total Interest Bearing Liabilities	6,439.6	17.0	1.04	6,522.3	21.4	1.31	6,783.0	35.2	2.06	6,412.1	61.1	1.27
Net Interest Income		$91.1			$90.5			$92.2			$272.7
Interest Rate Spread			3.87%			3.78%			3.49%			3.85%
Net Interest Margin			4.15%			4.12%			4.03%			4.19%
Non-Interest Bearing Demand Deposits (Domestic)	1,844.4			1,695.3			1,547.5			1,726.2
Other Liabilities	344.1			358.7			321.6			354.4
Shareholders’ Equity	871.9			931.9			1,152.3			925.3
Total Liabilities and Shareholders’ Equity	$9,500.0			$9,508.2			$9,804.4			$9,418.0

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Tax Equivalent Basis (Unaudited)	Table 6

	Three Months Ended September 30, 2003 Compared to June 30, 2003
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total

Change in Interest Income:
Interest Bearing Deposits	$0.1	$(0.1)	$—	$—
Funds Sold	(0.4)	(0.2)	—	(0.6)
Investment Securities
Held to Maturity	3.4	(0.1)	—	3.3
Available for Sale	(1.8)	(1.8)	0.3	(3.3)
Loans Held for Sale	(0.4)	—	—	(0.4)
Loans and Lease Financing
Commercial and Industrial	0.4	0.3	0.1	0.8
Construction	0.1	(0.1)	—	—
Commercial Mortgage	(0.2)	(0.6)	0.1	(0.7)
Residential Mortgage	0.1	(1.2)	—	(1.1)
Installment	0.5	(1.4)	0.1	(0.8)
Home Equity	—	(0.1)	0.1	—
Purchased Home Equity	(0.2)	(1.1)	—	(1.3)
Lease Financing	0.1	0.1	0.1	0.3
Total Loans and Lease Financing	0.8	(4.1)	0.5	(2.8)

Total Change in Interest Income	1.7	(6.3)	0.8	(3.8)

Change in Interest Expense:
Interest Bearing Deposits (Domestic)
Demand	0.1	(0.3)	—	(0.2)
Savings	—	(1.1)	—	(1.1)
Time	(0.8)	(1.1)	0.1	(1.8)
Total Interest Bearing Deposits	(0.7)	(2.5)	0.1	(3.1)
Short-Term Borrowings	0.1	(0.5)	0.1	(0.3)
Long-Term Debt	(0.7)	(0.4)	0.1	(1.0)

Total Change in Interest Expense	(1.3)	(3.4)	0.3	(4.4)

Change in Net Interest Income	$3.0	$(2.9)	$0.5	$0.6

(1)  The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate or time for that category.

Bank of Hawaii Corporation and Subsidiaries
Loan Portfolio Balances (Unaudited)	Table 7

(dollars in millions)	September 30, 2003	June 30, 2003	December 31, 2002	September 30, 2002 (1)
Domestic
Commercial
Commercial and Industrial	$843.9	$808.5	$875.0	$863.3
Commercial Mortgage	629.2	689.7	591.1	616.5
Construction	92.3	83.6	127.5	146.3
Lease Financing	426.9	416.9	427.3	433.6
Total Commercial	1,992.3	1,998.7	2,020.9	2,059.7
Consumer
Residential Mortgage	2,329.4	2,222.0	2,131.4	2,259.8
Home Equity	446.0	450.3	428.2	419.2
Purchased Home Equity	109.8	145.6	185.8	—
Other Consumer	582.9	554.8	493.3	421.6
Lease Financing	35.3	34.0	34.5	36.5
Total Consumer	3,503.4	3,406.7	3,273.2	3,137.1
Total Domestic	5,495.7	5,405.4	5,294.1	5,196.8
Foreign	74.7	66.5	64.9	62.5
Total Loans	$5,570.4	$5,471.9	$5,359.0	$5,259.3

Selected Concentrations of Credit Exposure (Unaudited)

	September 30, 2003			Dec. 31, 2002	Sept. 30, 2002 (1)
(dollars in millions)	Outstanding	Unused Commitments	Total Exposure	Total Exposure	Total Exposure

Air Transportation
Regional Passenger Carriers	$45.1	$12.5	$57.6	$57.3	$57.2
United States Based Passenger Carriers	39.9	—	39.9	39.6	48.3
International Based Passenger Carriers	31.7	—	31.7	32.1	32.2
Cargo Carriers	14.4	—	14.4	15.0	15.0
Total Air Transportation	$131.1	$12.5	$143.6	$144.0	$152.7

Guam
Hotel	$17.8	$—	$17.8	$44.4	$104.7
Other Commercial	147.2	35.9	183.1	166.0	134.6
Consumer	271.0	6.5	277.5	257.4	250.6
Total Guam	$436.0	$42.4	$478.4	$467.8	$489.9

Syndicated Exposure	$249.1	$624.4	$873.5	$1,002.1	$1,075.8

Exposure includes loans, leveraged leases and operating leases.

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans Past Due 90 Days or More (Unaudited)	Table 8

(dollars in millions)	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002 (1)

Non-Performing Assets
Non-Accrual Loans
Commercial
Commercial and Industrial	$7.8	$8.8	$2.4	$5.9	$6.4
Commercial Mortgage	11.0	11.2	17.9	20.3	18.1
Construction	—	—	—	0.5	0.9
Lease Financing	2.4	2.5	3.2	4.1	5.7
Total Commercial	21.2	22.5	23.5	30.8	31.1
Consumer
Residential Mortgage	9.7	10.2	11.5	13.9	14.3
Home Equity	0.5	—	0.1	0.3	0.2
Other Consumer	—	—	—	—	0.1
Total Consumer	10.2	10.2	11.6	14.2	14.6
Total Non-Accrual Loans	31.4	32.7	35.1	45.0	45.7

Foreclosed Real Estate	8.7	9.3	9.1	9.4	17.6

Total Non-Performing Assets	$40.1	$42.0	$44.2	$54.4	$63.3

Accruing Loans Past Due 90 Days or More
Commercial
Commercial and Industrial	$0.7	$0.5	$—	$0.2	$—
Commercial Mortgage	—	—	0.4	0.3	—
Total Commercial	0.7	0.5	0.4	0.5	—
Consumer
Residential Mortgage	2.0	1.8	1.6	0.6	1.4
Home Equity	—	0.1	—	—	—
Purchased Home Equity	0.1	0.1	—	—	—
Other Consumer	1.1	0.4	2.3	0.7	0.3
Total Consumer	3.2	2.4	3.9	1.3	1.7
Total Accruing and Past Due	$3.9	$2.9	$4.3	$1.8	$1.7

Total Loans	$5,570.4	$5,471.9	$5,565.4	$5,359.0	$5,259.3

Ratio of Non-Accrual Loans to Total Loans	0.56%	0.60%	0.63%	0.84%	0.87%

Ratio of Non-Performing Assets to Total Loans and Foreclosed Real Estate	0.72%	0.77%	0.79%	1.01%	1.20%

Ratio of Non-Performing Assets and Accruing Loans Past Due 90 Days or More to Total Loans	0.79%	0.82%	0.87%	1.05%	1.24%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$42.0	$44.2	$54.4	$63.3	$78.8
Additions	3.2	11.6	4.8	12.0	7.0
Reductions
Payments and Sales of Loans	(1.8)	(4.3)	(5.6)	(6.9)	(8.5)
Return to Accrual	(1.5)	(7.5)	(5.6)	(1.9)	(9.1)
Sales of Foreclosed Assets	(1.0)	(0.7)	(1.1)	(9.4)	(1.4)
Charge-offs	(0.8)	(1.3)	(2.7)	(2.7)	(3.5)
Total Reductions	(5.1)	(13.8)	(15.0)	(20.9)	(22.5)

Balance at End of Quarter	$40.1	$42.0	$44.2	$54.4	$63.3

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Allowance for Loan and Lease Losses (Unaudited)	Table 9

(dollars in millions)	Three Months Ended			Nine Months Ended September 30,
	September 30, 2003	June 30, 2003	September 30, 2002 (1)
				2003	2002 (1)

Balance at Beginning of Period	$138.0	$140.0	$159.0	$142.9	$159.0
Loans Charged-Off
Commercial
Commercial and Industrial	(1.1)	(0.6)	(0.9)	(3.3)	(11.0)
Commercial Mortgage	(0.2)	(0.4)	(2.5)	(0.6)	(2.9)
Construction	—	—	—	(0.5)	(0.5)
Lease Financing	—	(0.3)	(0.1)	(0.3)	(0.3)
Consumer
Residential Mortgage	(0.2)	(0.7)	(0.6)	(1.5)	(3.0)
Home Equity	—	—	—	(0.1)	(0.2)
Other Consumer	(6.8)	(3.6)	(3.0)	(13.5)	(9.7)
Lease Financing	—	—	(0.1)	(0.2)	(0.2)
Total Charge-Offs	(8.3)	(5.7)	(7.2)	(20.0)	(27.8)
Recoveries on Loans Previously Charged-Off
Commercial
Commercial and Industrial	0.6	1.8	0.7	3.0	3.4
Commercial Mortgage	—	0.1	—	0.1	2.0
Construction	—	0.1	—	1.0	—
Consumer
Residential Mortgage	0.5	0.3	0.1	0.9	0.8
Home Equity	—	—	—	0.1	0.1
Other Consumer	1.5	1.3	1.5	4.2	4.8
Lease Financing	—	—	—	—	—
Foreign	0.4	—	0.4	0.5	0.7
Total Recoveries	3.0	3.6	2.7	9.8	11.7
Net Loan Charge-Offs	(5.3)	(2.1)	(4.5)	(10.2)	(16.1)
Provision for Loan and Lease Losses	—	—	—	—	11.6
Balance at End of Period	$132.7	$138.0	$154.5	$132.7	$154.5

Average Loans Outstanding	$5,546.5	$5,518.4	$5,350.0	$5,508.9	$5,479.1

Ratio of Net Charge-Offs to Average Loans Outstanding (annualized)	0.38%	0.15%	0.33%	0.25%	0.39%
Ratio of Allowance to Loans Outstanding	2.38%	2.52%	2.94%	2.38%	2.94%

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Totals may not add due to rounding.

Bank of Hawaii Corporation and Subsidiaries
Information Technology Systems Replacement Project (Unaudited)	Table 10

(dollars in millions)	Professional Fees	Employee Termination Benefits	Accelerated Depreciation	Other Associated Costs (1)	Total

Costs Incurred:
Three Months Ended:
September 30, 2002	$1.9	$1.0	$3.2	$0.5	$6.6
December 31, 2002	3.2	0.2	2.2	1.4	7.0
Year Ended December 31, 2002	5.1	1.2	5.4	1.9	13.6
Three Months Ended:
March 31, 2003	3.5	0.4	2.0	1.5	7.4
June 30, 2003	2.9	2.6	1.8	2.8	10.1
September 30, 2003	1.4	0.7	0.1	2.2	4.4
Nine Months Ended September 30, 2003	7.8	3.7	3.9	6.5	21.9
Total Costs Incurred	$12.9	$4.9	$9.3	$8.4	$35.5

Total Expected Project Costs	$12.9	$4.9	$9.3	$8.4	$35.5

(1)  Includes contract termination, equipment, excise tax and other costs.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total

Three Months Ended September 30, 2003
Net Interest Income	$51,317	$33,958	$3,001	$2,829	$91,105
Provision for Loan and Lease Losses	(2,451)	(3,549)	5	5,995	—
Net Interest Income After Provision for Loan and Lease Losses	48,866	30,409	3,006	8,824	91,105
Non-Interest Income	23,044	12,148	15,288	3,311	53,791
	71,910	42,557	18,294	12,135	144,896
Information Technology Systems Replacement Project	(36)	—	—	(4,313)	(4,349)
Non-Interest Expense	(44,240)	(22,313)	(15,763)	(2,212)	(84,528)
Income Before Income Taxes	27,634	20,244	2,531	5,610	56,019
Provision for Income Taxes	(10,224)	(7,357)	(937)	(814)	(19,332)
Allocated Net Income	17,410	12,887	1,594	4,796	36,687
Allowance Funding Value	(152)	(940)	(7)	1,099	—
GAAP Provision	2,451	3,549	(5)	(5,995)	—
Economic Provision	(3,014)	(3,139)	(106)	(12)	(6,271)
Tax Effect of Adjustments	265	196	44	1,815	2,320
Income Before Capital Charge	16,960	12,553	1,520	1,703	32,736
Capital Charge	(5,614)	(5,586)	(1,493)	(11,270)	(23,963)
Net Income (Loss) After Capital Charge (NIACC)	$11,346	$6,967	$27	$(9,567)	$8,773

RAROC (ROE for the Company)	33%	25%	11%	1%	17%

Total Assets at September 30, 2003	$3,507,960	$2,226,160	$140,735	$3,495,900	$9,370,755

Three Months Ended September 30, 2002 (1)
Net Interest Income	$49,432	$35,738	$3,219	$3,792	$92,181
Provision for Loan and Lease Losses	(722)	(4,456)	(76)	5,254	—
Net Interest Income After Provision for Loan and Lease Losses	48,710	31,282	3,143	9,046	92,181
Non-Interest Income	19,897	8,295	16,640	2,205	47,037
	68,607	39,577	19,783	11,251	139,218
Information Technology Systems Replacement Project	(587)	—	—	(5,989)	(6,576)
Non-Interest Expense	(42,628)	(24,260)	(15,711)	(2,568)	(85,167)
Income Before Income Taxes	25,392	15,317	4,072	2,694	47,475
Provision for Income Taxes	(9,395)	(5,587)	(1,507)	(786)	(17,275)
Allocated Net Income	15,997	9,730	2,565	1,908	30,200
Allowance Funding Value	(201)	(1,507)	(8)	1,716	—
GAAP Provision	722	4,456	76	(5,254)	—
Economic Provision	(3,128)	(3,340)	(121)	(7)	(6,596)
Tax Effect of Adjustments	965	144	20	1,312	2,441
Income (Loss) Before Capital Charge	14,355	9,483	2,532	(325)	26,045
Capital Charge	(5,216)	(5,814)	(1,475)	(19,176)	(31,681)
Net Income (Loss) After Capital Charge (NIACC)	$9,139	$3,669	$1,057	$(19,501)	$(5,636)

RAROC (ROE for the Company)	30%	18%	19%	0%	10%

Total Assets at September 30, 2002	$3,135,752	$2,325,782	$118,625	$4,122,541	$9,702,700

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Table 11a

(dollars in thousands)	Retail Banking	Commercial Banking	Investment Services Group	Treasury and Other Corporate	Consolidated Total

Nine Months Ended September 30, 2003
Net Interest Income	$156,518	$102,981	$9,664	$3,427	$272,590
Provision for Loan and Lease Losses	(4,620)	(6,721)	5	11,336	—
Net Interest Income After Provision for Loan and Lease Losses	151,898	96,260	9,669	14,763	272,590
Non-Interest Income	64,328	28,507	46,396	10,052	149,283
	216,226	124,767	56,065	24,815	421,873
Information Technology Systems Replacement Project	(986)	(23)	(333)	(20,529)	(21,871)
Non-Interest Expense	(127,035)	(68,237)	(47,604)	(9,724)	(252,600)
Income (Loss) Before Income Taxes	88,205	56,507	8,128	(5,438)	147,402
Provision for Income Taxes	(32,636)	(20,560)	(3,007)	5,323	(50,880)
Allocated Net Income (Loss)	55,569	35,947	5,121	(115)	96,522
Allowance Funding Value	(465)	(3,181)	(23)	3,669	—
GAAP Provision	4,620	6,721	(5)	(11,336)	—
Economic Provision	(8,623)	(9,225)	(350)	(22)	(18,220)
Tax Effect of Adjustments	1,653	2,103	140	2,845	6,741
Income (Loss) Before Capital Charge	52,754	32,365	4,883	(4,959)	85,043
Capital Charge	(16,500)	(16,314)	(4,523)	(39,008)	(76,345)
Net Income (Loss) After Capital Charge (NIACC)	$36,254	$16,051	$360	$(43,967)	$8,698

RAROC (ROE for the Company)	35%	22%	12%	(1)%	14%

Total Assets at September 30, 2003	$3,507,960	$2,226,160	$140,735	$3,495,900	$9,370,755

Nine Months Ended September 30, 2002 (1)
Net Interest Income	$153,306	$108,380	$9,640	$8,687	$280,013
Provision for Loan and Lease Losses	(3,213)	(14,061)	(76)	5,734	(11,616)
Net Interest Income After Provision for Loan and Lease Losses	150,093	94,319	9,564	14,421	268,397
Non-Interest Income	62,384	25,681	51,840	8,075	147,980
	212,477	120,000	61,404	22,496	416,377
Restructuring and Other Related Costs	—	—	—	(1,979)	(1,979)
Information Technology Systems Replacement Project	(587)	—	—	(5,989)	(6,576)
Non-Interest Expense	(133,454)	(73,604)	(49,830)	(7,093)	(263,981)
Income Before Income Taxes	78,436	46,396	11,574	7,435	143,841
Provision for Income Taxes	(29,021)	(16,927)	(4,283)	(1,338)	(51,569)
Allocated Net Income	49,415	29,469	7,291	6,097	92,272
Allowance Funding Value	(672)	(4,656)	(19)	5,347	—
GAAP Provision	3,213	14,061	76	(5,734)	11,616
Economic Provision	(8,536)	(11,247)	(372)	(9)	(20,164)
Tax Effect of Adjustments	2,218	682	117	146	3,163
Income Before Capital Charge	45,638	28,309	7,093	5,847	86,887
Capital Charge	(15,787)	(18,423)	(4,596)	(62,026)	(100,832)
Net Income (Loss) After Capital Charge (NIACC)	$29,851	$9,886	$2,497	$(56,179)	$(13,945)

RAROC (ROE for the Company)	32%	17%	17%	13%	10%

Total Assets at September 30, 2002	$3,135,752	$2,325,782	$118,625	$4,122,541	$9,702,700

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.

Bank of Hawaii Corporation and Subsidiaries
Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended (1)
(dollars in thousands except per share amounts)	Sept. 30, 2003	June 30, 2003	March 31, 2003	Dec. 31, 2002	Sept. 30, 2002	June 30, 2002	March 31, 2002

Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$82,715	$85,954	$85,773	$85,945	$89,335	$92,441	$98,645
Income on Investment Securities — Held to Maturity	6,407	3,083	2,283	3,122	3,963	4,544	5,145
Income on Investment Securities — Available for Sale	16,483	19,815	22,463	24,088	26,175	26,805	27,193
Deposits	1,179	1,161	1,307	3,578	5,384	6,011	5,047
Funds Sold	248	822	764	834	914	752	1,003
Other	1,032	1,016	1,189	1,312	1,575	1,395	1,332
Total Interest Income	108,064	111,851	113,779	118,879	127,346	131,948	138,365
Interest Expense
Deposits	10,284	13,309	14,447	17,657	20,547	22,166	23,978
Security Repurchase Agreements	1,947	2,391	2,242	4,585	7,039	8,256	10,293
Funds Purchased	271	219	205	255	299	245	231
Short-Term Borrowings	26	25	24	217	334	289	649
Long-Term Debt	4,431	5,422	5,861	5,947	6,946	8,055	8,319
Total Interest Expense	16,959	21,366	22,779	28,661	35,165	39,011	43,470
Net Interest Income	91,105	90,485	91,000	90,218	92,181	92,937	94,895
Provision for Loan and Lease Losses	—	—	—	—	—	3,324	8,292
Net Interest Income After Provision for Loan and Lease Losses	91,105	90,485	91,000	90,218	92,181	89,613	86,603
Non-Interest Income
Trust and Asset Management	12,511	12,545	13,181	13,085	13,655	14,175	14,818
Mortgage Banking	5,888	6,061	283	4,398	3,669	2,842	7,957
Service Charges on Deposit Accounts	8,901	8,645	8,950	8,326	7,925	7,956	8,410
Fees, Exchange, and Other Service Charges	16,034	13,473	12,989	12,963	13,114	13,065	12,452
Investment Securities Gains	639	587	583	612	—	3	—
Insurance	3,988	3,015	3,080	3,099	2,677	2,563	2,599
Other	5,830	6,413	5,687	7,872	5,997	7,314	6,789
Total Non-Interest Income	53,791	50,739	44,753	50,355	47,037	47,918	53,025
Non-Interest Expense
Salaries	36,873	39,232	36,459	38,462	37,994	37,884	39,187
Pensions and Other Employee Benefits	8,858	8,479	9,970	6,272	7,377	9,391	9,996
Net Occupancy Expense	9,806	9,628	9,613	10,638	9,597	9,321	9,593
Net Equipment Expense	7,301	9,208	9,748	11,077	10,058	9,997	10,121
Restructuring and Other Related Costs	—	—	—	385	—	—	1,979
Information Technology Systems Replacement Project	4,349	10,105	7,417	7,052	6,576	—	—
Other	21,690	18,742	16,993	22,827	20,141	22,777	20,547
Total Non-Interest Expense	88,877	95,394	90,200	96,713	91,743	89,370	91,423
Income Before Income Taxes	56,019	45,830	45,553	43,860	47,475	48,161	48,205
Provision for Income Taxes	19,332	15,796	15,752	14,952	17,275	17,145	17,149
Net Income	$36,687	$30,034	$29,801	$28,908	$30,200	$31,016	$31,056

Basic Earnings Per Share	$0.64	$0.50	$0.49	$0.45	$0.44	$0.43	$0.42
Diluted Earnings Per Share	$0.61	$0.48	$0.47	$0.44	$0.43	$0.42	$0.41

Balance Sheet Totals
Total Assets	9,370,755	9,550,934	9,410,210	9,516,418	9,702,700	9,824,065	10,245,021
Net Loans	5,437,730	5,333,896	5,425,343	5,216,151	5,104,857	5,250,216	5,442,601
Total Deposits	7,102,116	7,140,849	6,987,331	6,920,161	6,627,673	6,455,981	6,543,781
Total Shareholders’ Equity	823,760	913,010	952,007	1,015,759	1,100,706	1,191,072	1,265,907

Performance Ratios
Return on Average Assets	1.53%	1.27%	1.31%	1.20%	1.22%	1.23%	1.21%
Return on Average Equity	16.69%	12.93%	12.42%	10.72%	10.40%	9.94%	9.97%
Efficiency Ratio	61.34%	67.55%	66.44%	68.80%	65.90%	63.45%	61.81%
Efficiency Ratio excluding ITSRP and Restructuring Costs	58.34%	60.39%	60.98%	63.51%	61.18%	63.45%	60.47%

(1)  Certain 2002 information has been reclassified to conform to 2003 presentation.